UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K
                                 CURRENT REPORT


Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)       August 18, 1999
                                                 -------------------------------


                          WASHINGTON GAS LIGHT COMPANY
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            (Exact name of registrant as specified in its charter)



District of Columbia and Virginia           1-1483              53-0162882
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  (State or other jurisdiction           (Commission           (IRS Employer
       of incorporation)                 File Number)        Identification No.)


1100 H Street, N.W., Washington, D.C.                                20080
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(Address of principal executive offices)                           (Zip Code)



Registrant's telephone number, including area code:       (703) 750-4440
                                                    ----------------------------


                                      None
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         (Former name or former address, if changed since last report)

Item 5. Other Events
--------------------


     Washington Gas Light Company (Washington Gas) and Thayer Capital Partners (Thayer) reported on August 18, 1999, that they had formed Primary Investors, LLC, a Limited Liability Company (Investors). Investors, through its wholly owned subsidiary Primary Service Group, LLC (PSG), will focus on investment opportunities in after-market products and services for the heating, ventilating and air conditioning (HVAC) industry. PSG will sell, install, repair and maintain HVAC equipment in the residential and light commercial markets. PSG will initially enter this business through the acquisition and expansion of companies providing HVAC-oriented products and services in the District of Columbia, Maryland and Virginia metropolitan area.

     The Board of Directors of Primary Investors, LLC will consist of an equal number of members from Washington Gas and Thayer, the co-investors.

     As a co-investor, Washington Gas has initially committed to invest up to $25 million of equity capital to Investors.

                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                                    WASHINGTON GAS LIGHT COMPANY
                                                    ----------------------------
                                                            (Registrant)


Date: August 19, 1999                  By: /s/ Frederic M. Kline
      ---------------                      -------------------------------------
                                           Frederic M. Kline
                                           Vice President and
                                           Chief Financial Officer